Exhibit 99.1
SentinelOne Announces Fourth Quarter and Fiscal Year 2022 Financial Results
Revenue increased 120% year-over-year
ARR up 123% year-over-year

MOUNTAIN VIEW, Calif. - March 15, 2022 - SentinelOne, Inc. (NYSE: S) today announced financial results for the fourth quarter and fiscal year ended January 31, 2022.
“We delivered ARR growth in the triple digits for a fourth consecutive quarter. Our extraordinary performance was driven by the strength of our XDR platform coupled with relentless focus on innovation and execution,” said Tomer Weingarten, CEO of SentinelOne. “With our planned acquisition of Attivo Networks, we’re excited to add leading identity threat detection and response to our Zero Trust capabilities.”
“We once again delivered significant top line growth and margin improvement. Our fourth quarter ARR increased 123% year-over-year to $292 million, driven by strength from large enterprises, both new and existing,” said Dave Bernhardt, CFO of SentinelOne. “We’ve paired phenomenal growth with double digit gross and operating margin expansion compared to last year, highlighting the efficiency and scalability of our model.”

Letter to Shareholders
We have also published a letter to shareholders on the Investor Relations section of our website at investors.sentinelone.com. The letter provides further discussion of our results for the fourth quarter of fiscal year 2022 as well as our fiscal year 2023 financial outlook.
Fourth Quarter Fiscal 2022 Highlights

•Total revenue was $65.6 million in the fourth quarter of fiscal year 2022, a 120% increase compared to $29.9 million for the same period of fiscal year 2021.

•Annualized recurring revenue (ARR) increased 123% year-over-year to $292.3 million as of January 31, 2022.

•Total customer count grew more than 70% year-over-year to over 6,700 customers as of January 31, 2022. Customers with ARR over $100K grew 137% year-over-year to 520 as of January 31, 2022. Dollar-based net revenue retention rate was 129% as of January 31, 2022.

•Gross margin: GAAP gross margin was 63% in the fourth quarter of fiscal year 2022, compared to 54% for the same period of fiscal year 2021. Non-GAAP gross margin was 66%, compared to 54% for the same period of fiscal year 2021.

•Operating Margin: GAAP operating margin was (108)% in the fourth quarter of fiscal year 2022, compared to (124)% for the same period of fiscal year 2021. Non-GAAP operating margin was (66)% in the fourth quarter of fiscal year 2022, compared to (104)% for the same period of fiscal year 2021.

•Cash, cash equivalents and short-term investments were $1.7 billion as of January 31, 2022.

Full Year Fiscal 2022 Highlights

•Total revenue was $204.8 million, a 120% increase, compared to $93.1 million in fiscal year 2021.

•Gross margin: GAAP gross margin was 60%, compared to 58% in fiscal year 2021. Non-GAAP gross margin was 63%, compared to 58% in fiscal year 2021.

•Operating Margin: GAAP operating margin was (130)%, compared to (124)% in fiscal year 2021. Non-GAAP operating margin was (85)%, compared to (107)% for the same period of fiscal year 2021.

Financial Outlook
We are providing the following guidance for the first quarter of fiscal year 2023 (ending April 30, 2022) and guidance for fiscal year 2023 (ending January 31, 2023):

	Q1 FY23 Guidance	Full Year FY23 Guidance
Revenue	$74-75 million	$366-370 million
Non-GAAP gross margin	63-64%	65-67%
Non-GAAP operating margin	(86)-(84)%	(60)-(55)%
Our guidance does not include the planned acquisition of Attivo Networks, Inc. (“Attivo”). The acquisition is expected to close within our upcoming second fiscal quarter, subject to regulatory approval and customary closing condition.

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, employer payroll tax on employee stock transactions, and amortization expense of acquired intangible assets. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP gross margin and non-GAAP operating margin is not available without unreasonable effort.

Webcast information
We will host a live audio webcast for analysts and investors to discuss our earnings results for the fourth quarter and full year of fiscal year 2022 and outlook for the first quarter of fiscal year 2023 and the full fiscal year 2023 today, March 15, 2022, at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). The live webcast and a recording of the event will be available on the Investor Relations section of our website at investors.sentinelone.com.
We have used, and intend to continue to use, the Investor Relations section of our website at investors.sentinelone.com as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.
Forward-looking statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve risks and uncertainties, including, among other things, statements regarding our future growth, and future financial and operating performance, including our financial outlook for the first quarter of fiscal year 2023 and the full fiscal year 2023, including non-GAAP gross profit and non-GAAP operating margin, business strategy, the COVID-19 pandemic, our reputation and performance in the market, general market trends, and our objectives are forward-looking statements. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negative of these terms and similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words.
There are a significant number of factors that could cause our actual results to differ materially from statements made in this press release, including: our limited operating history; our history of losses; intense competition in the market we compete in; fluctuations in our operating results; network or security incidents against us; our ability to successfully integrate any acquisitions and strategic investments, including the planned acquisition and integration of Attivo; defects, errors or vulnerabilities in our platform; risks associated with managing our rapid growth; the continuing impact of the COVID-19 pandemic on our and our customers’ business; our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers IT infrastructure; disruptions or other business interruptions that affect the availability of our platform; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; risks of securities class action litigation; our ability to attract and retain personnel; general market, political, economic, acquisitions, and business conditions, including those related to the continuing impact of COVID-19 and the effects of the recent conflict in Ukraine.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in our filings and reports with the Securities and Exchange Commission (“SEC”), including our final prospectus filed with the SEC pursuant to Rule 424(b), dated June 29, 2021, our most recently filed Quarterly Report on Form 10-Q and our Annual Report on Form 10-K that will be filed for our 2022 fiscal year ended January 31, 2022, and other filings and reports that we may file from time to time with the SEC, copies of which are available on our website at investors.sentinelone.com and on the SEC’s website at www.sec.gov.
You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date of this press release or to reflect new information or the occurrence of unexpected events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, with the financial information presented in accordance with GAAP, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.

Reconciliations between non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP are contained below. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

As presented in the “Reconciliation of GAAP to Non-GAAP Financial Information” table below, each of the non-GAAP financial measures excludes one or more of the following items:

Stock-based compensation expense

Stock-based compensation expense is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, management excludes this item from our internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation expense provide investors with a basis to measure our core performance against the performance of other companies without the variability created by stock-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.

Employer payroll tax on employee stock transactions

Employer payroll tax expense related to employee stock transactions are tied to the vesting or exercise of underlying equity awards and the price of our common stock at the time of vesting, which varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, management excludes this item from our internal operating forecasts and models. Management believes that non-GAAP measures adjusted for employer payroll taxes on employee stock transactions provide investors with a basis to measure our core performance against the performance of other companies without the variability created by employer payroll taxes on employee stock transactions as a result of the stock price at the time of employee exercise.

Amortization of acquired intangible assets

Amortization of acquired intangible assets expense are tied to the intangible assets that were acquired in conjunction with acquisitions, which results in non‑cash expenses that may not otherwise have been incurred. Management excludes the expense associated with intangible assets from non-GAAP measures to allow for a more accurate assessment of our ongoing operations and provides investors with a better comparison of period-over-period operating results.

Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Loss from Operations, Non-GAAP Operating Margin, Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

We define these non-GAAP financial measures as their respective GAAP measures, excluding the expenses referenced above. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.

Free Cash Flow

We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

Key Business Metrics
We monitor the following key metrics to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions.

Annualized Recurring Revenue

We believe that Annualized Recurring Revenue (ARR) is a key operating metric to measure our business because it is driven by our ability to acquire new subscription customers and to maintain and expand our relationship with existing subscription customers. ARR represents the annualized revenue run rate of our subscription contracts at the end of a reporting period, assuming contracts are renewed on their existing terms for customers that are under subscription contracts with us.

Customers with ARR of $100,000 or More

We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indicator of our market penetration and strategic demand for our platform. We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers, Managed Security Service Providers, Managed Detection and Response Providers, and Original Equipment Manufacturers, who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.

Dollar-Based Net Retention Rate

We believe that our ability to retain and expand our revenue generated from our existing customers is an indicator of the long-term value of our customer relationships and our potential future business opportunities. Dollar-based net retention rate (NRR) measures the percentage change in our ARR derived from our customer base at a point in time. To calculate these metrics, we first determine Prior Period ARR, which is ARR from the population of our customers as of 12 months prior to the end of a particular reporting period. We calculate Net Retention ARR as the total ARR at the end of a particular reporting period from the set of customers that is used to determine Prior Period ARR. Net Retention ARR includes any expansion, and is net of contraction and attrition associated with that set of customers. NRR is the quotient obtained by dividing Net Retention ARR by Prior Period ARR.

Source String: SentinelOne
Category: Investors

Contact
Investor relations:
Doug Clark
E: investors@sentinelone.com
Press:
Jake Schuster
fama PR for SentinelOne
P: 617-986-5000
E: S1@famapr.com

SENTINELONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 31,	January 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$1,669,304	$395,472
Short-term investments	374	364
Accounts receivable, net	101,491	39,315
Deferred contract acquisition costs, current	27,546	14,733
Prepaid expenses and other current assets	18,939	14,173
Total current assets	1,817,654	464,057
Property and equipment, net	24,918	13,373
Operating lease right-of-use assets	23,884	18,026
Deferred contract acquisition costs, non-current	41,022	21,940
Intangible assets, net	15,807	470
Goodwill	108,193	—
Other assets	10,703	2,694
Total assets	$2,042,181	$520,560
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$9,944	$11,822
Accrued liabilities	22,657	3,671
Accrued payroll and benefits	61,150	20,134
Operating lease liabilities, current	4,613	3,634
Deferred revenue, current	182,957	89,645
Total current liabilities	281,321	128,906
Deferred revenue, non-current	79,062	52,190
Long-term debt	—	19,621
Operating lease liabilities, non-current	24,467	18,839
Other liabilities	6,543	401
Total liabilities	391,393	219,957
Redeemable convertible preferred stock	—	621,139
Stockholders’ equity (deficit):
Preferred stock	—	—
Class A common stock	16	—
Class B common stock	11	2
Additional paid-in capital	2,271,980	29,869
Accumulated other comprehensive income	454	165
Accumulated deficit	(621,673)	(350,572)
Total stockholders’ equity (deficit)	1,650,788	(320,536)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$2,042,181	$520,560

SENTINELONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share data) (unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Revenue	$65,636	$29,868	$204,799	$93,056
Cost of revenue(1)	24,249	13,835	81,677	39,332
Gross profit	41,387	16,033	123,122	53,724
Operating expenses:
Research and development(1)	42,644	20,178	136,274	62,444
Sales and marketing(1)	42,115	23,713	160,576	77,740
General and administrative(1)	27,719	9,185	93,504	29,059
Total operating expenses	112,478	53,076	390,354	169,243
Loss from operations	(71,091)	(37,043)	(267,232)	(115,519)
Interest income	59	25	202	231
Interest expense	(2)	(312)	(787)	(1,401)
Other income (expense), net	(259)	(302)	(2,280)	(424)
Loss before provision for income taxes	(71,293)	(37,632)	(270,097)	(117,113)
Provision for income taxes	416	209	1,004	460
Net loss	$(71,709)	$(37,841)	$(271,101)	$(117,573)
Net loss per share attributable to Class A and Class B common stockholders, basic and diluted	$(0.27)	$(1.00)	$(1.56)	$(3.31)
Weighted-average shares used in computing net loss per share attributable to Class A and Class B common stockholders, basic and diluted	265,775,986	37,808,067	174,051,203	35,482,444

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$1,192	$107	$3,618	$308
Research and development	10,361	3,123	35,358	6,590
Sales and marketing	4,660	1,783	15,460	3,835
General and administrative	9,483	1,065	33,453	5,179
Total stock-based compensation expense	$25,696	$6,078	$87,889	$15,912

SENTINELONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Year Ended January 31,
	2022	2021
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(271,101)	$(117,573)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,909	2,837
Amortization of deferred contract acquisition costs	21,670	11,518
Non-cash operating lease costs	2,862	3,085
Stock-based compensation expense	87,889	15,912
Other	(456)	(22)
Changes in operating assets and liabilities, net of effects of acquisition
Accounts receivable	(59,082)	(8,320)
Prepaid expenses and other assets	(7,319)	(9,438)
Deferred contract acquisition costs	(53,565)	(26,934)
Accounts payable	(2,076)	7,429
Accrued liabilities	18,080	1,374
Accrued payroll and benefits	41,462	7,758
Operating lease liabilities	(3,139)	(3,261)
Deferred revenue	115,142	49,065
Other liabilities	6,136	—
Net cash used in operating activities	(95,588)	(66,570)
CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,653)	(3,283)
Purchases of intangible assets	(802)	(224)
Capitalization of internal-use software	(5,839)	(2,758)
Purchases of strategic investments	(6,000)	—
Cash paid for acquisition, net of cash and restricted cash acquired	(3,449)	—
Net cash used in investing activities	(19,743)	(6,265)
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from issuance of Series E redeemable convertible preferred stock, net of issuance costs	—	152,539
Proceeds from issuance of Series F redeemable convertible preferred stock, net of issuance costs	—	266,774
Payments of deferred offering costs	(7,416)	—
Proceeds from revolving line of credit	—	19,857
Repayment of debt	(20,000)	(20,000)
Proceeds from exercise of stock options	14,622	4,608
Proceeds from exercise of warrants	—	200
Proceeds from issuance of common stock under the employee stock purchase plan	11,356	—
Proceeds from initial public offering and private placements, net of underwriting discounts and commissions	1,388,562	—
Net cash provided by financing activities	1,387,124	423,978
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	1,146	289
NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	1,272,939	351,432
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH–Beginning of period	399,112	47,680
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH–End of period	$1,672,051	$399,112

SENTINELONE, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Cost of revenue reconciliation:
GAAP cost of revenue	$24,249	$13,835	$81,677	$39,332
Stock-based compensation expense	(1,192)	(107)	(3,618)	(308)
Amortization of acquired intangible assets	(558)	—	(2,165)	—
Non-GAAP cost of revenue	$22,499	$13,728	$75,894	$39,024
Gross profit reconciliation:
GAAP gross profit	$41,387	$16,033	$123,122	$53,724
Stock-based compensation expense	1,192	107	3,618	308
Amortization of acquired intangible assets	558	—	2,165	—
Non-GAAP gross profit	$43,137	$16,140	$128,905	$54,032
Gross margin reconciliation:
GAAP gross margin	63%	54%	60%	58%
Stock-based compensation expense	2%	—%	2%	—%
Amortization of acquired intangible assets	1%	—%	1%	—%
Non-GAAP gross margin	66%	54%	63%	58%
Research and development expenses reconciliation:
GAAP research and development expenses	$42,644	$20,178	$136,274	$62,444
Stock-based compensation expense	(10,361)	(3,123)	(35,358)	(6,590)
Employer payroll tax on employee stock transactions	(154)	—	(201)	—
Non-GAAP research and development expenses	$32,129	$17,055	$100,715	$55,854
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$42,115	$23,713	$160,576	$77,740
Stock-based compensation expense	(4,660)	(1,783)	(15,460)	(3,835)
Employer payroll tax on employee stock transactions	(949)	—	(1,234)	—
Amortization of acquired intangible assets	(189)	—	(734)	—
Non-GAAP sales and marketing expenses	$36,317	$21,930	$143,148	$73,905
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$27,719	$9,185	$93,504	$29,059
Stock-based compensation expense	(9,483)	(1,065)	(33,453)	(5,179)
Employer payroll tax on employee stock transactions	(161)	—	(348)	—
Amortization of acquired intangible assets	(19)	—	(73)	—
Non-GAAP general and administrative expenses	$18,056	$8,120	$59,630	$23,880
Operating loss reconciliation:
GAAP operating loss	$(71,091)	$(37,043)	$(267,232)	$(115,519)

SENTINELONE, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONTINUED)
(in thousands, except percentages and per share data)
(unaudited)

Stock-based compensation expense	25,696	6,078	87,889	15,912
Employer payroll tax on employee stock transactions	1,264	—	1,783	—
Amortization of acquired intangible assets	766	—	2,972	—
Non-GAAP operating loss	$(43,365)	$(30,965)	$(174,588)	$(99,607)
Operating margin reconciliation:
GAAP operating margin	(108)%	(124)%	(130)%	(124)%
Stock-based compensation expense	39%	20%	43%	17%
Employer payroll tax on employee stock transactions	2%	—%	1%	—%
Amortization of acquired intangible assets	1%	—%	1%	—%
Non-GAAP operating margin	(66)%	(104)%	(85)%	(107)%
Net loss reconciliation:
GAAP net loss	$(71,709)	$(37,841)	$(271,101)	$(117,573)
Stock-based compensation expense	25,696	6,078	87,889	15,912
Employer payroll tax on employee stock transactions	1,264	—	1,783	—
Amortization of acquired intangible assets	766	—	2,972	—
Non-GAAP net loss	$(43,983)	$(31,763)	$(178,457)	$(101,661)
Basic and diluted EPS reconciliation:
GAAP loss per share, basic and diluted	$(0.27)	$(1.00)	$(1.56)	$(3.31)
Stock-based compensation expense	0.10	0.16	0.50	0.45
Employer payroll tax on employee stock transactions	—	—	0.01	—
Amortization of acquired intangible assets	—	—	0.02	—
Non-GAAP loss per share, basic and diluted	$(0.17)	$(0.84)	$(1.03)	$(2.87)

SENTINELONE, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
(unaudited)

Reconciliation of cash used in operating activities to free cash flow

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
GAAP net cash used in operating activities	$(5,585)	$(23,294)	$(95,588)	$(66,570)
Less: Purchases of property and equipment	(385)	(1,649)	(3,653)	(3,283)
Less: Capitalized internal-use software	(1,106)	(628)	(5,839)	(2,758)
Free cash flow	$(7,076)	$(25,571)	$(105,080)	$(72,611)
Net cash used in investing activities	$(7,773)	$(2,319)	$(19,743)	$(6,265)
Net cash provided by financing activities	$17,348	$1,812	$1,387,124	$423,978